Intangible Assets	12 Months Ended
Dec. 31, 2018
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Intangible Assets

16.  Intangible Assets

		Other intangible assets
	Goodwill €m	Marketing- related €m	Customer- related (i) €m	Contract- based €m	Total €m
At 31 December 2018
Cost/deemed cost	8,400	138	592	79	9,209
Accumulated amortisation (and impairment charges)	(284)	(62)	(375)	(55)	(776)
Net carrying amount	8,116	76	217	24	8,433

At 1 January 2018, net carrying amount	6,905	75	204	30	7,214
Reclassified from held for sale (ii)	363	-	8	1	372
Translation adjustment	137	3	8	1	149
Reclassifications	-	-	(2)	2	-
Arising on acquisition (note 32)	1,504	6	51	1	1,562
Disposals	(773)	-	(9)	(1)	(783)
Amortisation charge for year (iii)	-	(8)	(43)	(10)	(61)
Impairment charge for year (iv)	(20)	-	-	-	(20)
At 31 December 2018, net carrying amount	8,116	76	217	24	8,433

The equivalent disclosure for the prior year is as follows:

At 31 December 2017
Cost/deemed cost	7,198	129	535	80	7,942
Accumulated amortisation (and impairment charges)	(293)	(54)	(331)	(50)	(728)
Net carrying amount	6,905	75	204	30	7,214

At 1 January 2017, net carrying amount	7,396	89	229	47	7,761
Translation adjustment	(593)	(10)	(22)	(4)	(629)
Arising on acquisition (note 32)	487	4	51	1	543
Disposals	(22)	-	(1)	-	(23)
Amortisation charge for year (iii)	-	(8)	(45)	(13)	(66)
Reclassified as held for sale	(363)	-	(8)	(1)	(372)
At 31 December 2017, net carrying amount	6,905	75	204	30	7,214

At 1 January 2017
Cost/deemed cost	7,701	142	659	87	8,589
Accumulated amortisation (and impairment charges)	(305)	(53)	(430)	(40)	(828)
Net carrying amount	7,396	89	229	47	7,761

(i)	The customer-related intangible assets relate predominantly to non-contractual customer relationships.

(ii)	Reflects amounts at 1 January 2018 relating to assets held for sale at 31 December 2017 which were subsequently divested in 2018. Refer to note 3 for further details.

(iii)	The amortisation charge for the year includes €nil million (2017: €5 million; 2016: €9 million) in respect of discontinued operations, which primarily relates to customer-related intangible assets.

(iv)

In July 2018, the Group divested of its DIY business in the Netherlands and Belgium, together with certain related property assets, which formed part of the Europe Distribution segment for total consideration of €0.5 billion. The decision to divest resulted in the recognition of an impairment charge of €20 million. The recoverable amount, at the date of impairment, was based on fair value less costs of disposal. The fair value was determined using Level 2 inputs in accordance with the fair value hierarchy, as a market price was agreed and paid.

Annual goodwill testing

The net book value of goodwill capitalised under previous GAAP (Irish GAAP) as at the transition date to IFRS (1 January 2004) has been treated as deemed cost. Goodwill arising on acquisition since that date is capitalised at cost.

Cash-generating units

Goodwill acquired through business combination activity has been allocated to cash-generating units (CGUs) that are expected to benefit from synergies in that combination. The CGUs represent the lowest level within the Group at which the associated goodwill is monitored for internal management purposes, and are not larger than the operating segments determined in accordance with IFRS 8. A total of 26 (2017: 25) CGUs have been identified and these are analysed between the six business segments and Americas Distribution below. All businesses within the various CGUs exhibit similar and/or consistent profit margin and asset intensity characteristics. Assets, liabilities, deferred tax and goodwill have been assigned to the CGUs on a reasonable and consistent basis.

	Cash-generating units		Goodwill
	2018	2017	2018 €m	2017 €m
Europe Heavyside	15	14	1,821	1,770
Europe Lightside	1	1	367	365
Europe Distribution	1	1	373	671
Europe	17	16	2,561	2,806

Americas Materials	7	6	3,441	2,082
Americas Products	1	1	1,655	1,555
Americas Distribution	-	1	-	-
Americas	8	8	5,096	3,637

Asia	1	1	459	462

Total Group	26	25	8,116	6,905

Impairment testing methodology and results

Goodwill is subject to impairment testing on an annual basis. The recoverable amount of 26 CGUs is determined based on a value-in-use computation, using Level 3 inputs in accordance with the fair value hierarchy.

The cash flow forecasts are primarily based on a five-year strategic plan document formally approved by the Board of Directors and specifically exclude the impact of future development activity. These cash flows are projected forward for an additional five years to determine the basis for an annuity-based terminal value, calculated on the same basis as the Group’s acquisition modelling methodology. As in prior years, the terminal value is based on a 20-year annuity, with the exception of certain long-lived cement assets, where an assumption of a 30-year annuity has been used. Projected cash flows beyond the initial evaluation period have been extrapolated using real growth rates ranging from 0.7% to 1.9% in Europe, 1.2% to 1.9% in the Americas and 4.1% in Asia. Such real growth rates do not exceed the long-term average growth rates for the countries in which each CGU operates. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The real pre-tax discount rates used range from 7.0% to 9.2% (2017: 7.0% to 10.3%); these rates are in line with the Group’s estimated weighted average cost of capital, arrived at using the Capital Asset Pricing Model.

Other than the impairment recognised in our DIY business, the 2018 annual goodwill impairment testing process resulted in no further intangible asset impairments (2017: €nil million).

Key sources of estimation uncertainty

The cash flows have been arrived at taking account of the Group’s strong financial position, its established history of earnings and cash flow generation and the nature of the building materials industry, where product obsolescence is very low. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA (as defined)* margins, net cash flows, discount rates used and the duration of the discounted cash flow model.

Significant under-performance in any of CRH’s major CGUs may give rise to a material write-down of goodwill which would have a substantial impact on the Group’s income and equity, however given the excess headroom on the models the likelihood of this happening is not considered a realistic possibility.

* EBITDA is defined as earnings before interest, taxes, depreciation, amortisation, asset impairment charges, profit on disposals and the Group’s share of equity accounted investments’ profit after tax.

Significant goodwill amounts

The goodwill allocated to the US Cement (Americas Materials segment) and the Americas Building Products (Americas Products segment) CGUs account for between 17% and 20% of the total carrying amount shown on page 159. The goodwill allocated to each of the remaining CGUs is less than 10% of the total carrying value in all other cases. The additional disclosures required for the two CGUs with significant goodwill are as follows:

	United States Cement	Americas Building Products
	2018	2018	2017
Goodwill allocated to the cash-generating unit at balance sheet date	€1,412m	€1,655m	€1,555m
Discount rate applied to the cash flow projections (real pre-tax)	8.2%	9.1%	10.3%
Average EBITDA (as defined)* margin over the initial 5-year period	37.9%	15.3%	15.1%
Value-in-use (present value of future cash flows)	€5,579m	€6,753m	€5,628m
Excess of value-in-use over carrying amount	€2,594m	€3,412m	€2,152m

The key assumptions and methodology used in respect of these two CGUs are consistent with those described above. The values applied to each of the key estimates and assumptions are specific to the individual CGUs and were derived from a combination of internal and external factors based on historical experience and took into account the cash flows specifically associated with these businesses. The cash flows and annuity-based terminal value were projected in line with the methodology disclosed above.

The US Cement and Americas Building Products CGUs are not included in the CGUs referred to in the ‘Sensitivity analysis’ section below. Given the magnitude of the excess of value-in-use over carrying amount, and our belief that the key assumptions are reasonable, management believes that it is not reasonably possible that there would be a change in the key assumptions such that the carrying amount would exceed the value-in-use. Consequently no further disclosures relating to sensitivity of the value-in-use computations for the US Cement or Americas Building Products CGUs are considered to be warranted.

Sensitivity analysis

Sensitivity analysis has been performed and results in additional disclosures in respect of two of the total 26 CGUs. The key assumptions, methodology used and values applied to each of the key assumptions for the two CGUs are in line with those outlined above (a 30-year annuity period has been used). The two CGUs had aggregate goodwill of €630 million at the date of testing. The table below identifies the amounts by which each of the following assumptions may either decline or increase to arrive at a zero excess of the present value of future cash flows over the book value of net assets in the two CGUs selected for sensitivity analysis disclosures:

Two cash-generating units
Reduction in EBITDA (as defined)* margin	2.2 to 3.1 percentage points
Reduction in profit before tax	16.2% to 22.3%
Reduction in net cash flow	13.6% to 19.6%
Increase in pre-tax discount rate	1.1 to 2.0 percentage points

The average EBITDA (as defined)* margin for the aggregate of these two CGUs over the initial five-year period was 18.1%. The value-in-use (being the present value of the future net cash flows) was €1,609 million and the carrying amount was €1,349 million, resulting in an excess of value-in-use over carrying amount of €260 million.

* EBITDA is defined as earnings before interest, taxes, depreciation, amortisation, asset impairment charges, profit on disposals and the Group’s share of equity accounted investments’ profit after tax.